Exhibit 99.2

Broadcom Inc. Announces Private Exchange Offers

of Certain Outstanding Notes for New Notes

SAN JOSE, Calif. – May 5, 2020 – Broadcom Inc. (Nasdaq: AVGO) (“Broadcom” or the “Company”) announced today the commencement of offers to certain eligible holders (together, the “Exchange Offers”) of the Company’s or its subsidiaries’ Pool 1 Existing Notes and Pool 2 Existing Notes listed in the tables below (collectively, the “Existing Notes”) to exchange Pool 1 Existing Notes for consideration consisting of up to $2,200,000,000 aggregate principal amount of the Company’s new notes due 2026 (the “New 2026 Notes”) and to exchange Pool 2 Existing Notes for consideration of up to $3,750,000,000 aggregate principal amount of the Company’s new notes due 2028 (the “New 2028 Notes” and, together with the New 2026 Notes, the “New Notes”), the complete terms and conditions of which are set forth in an offering memorandum, dated today (the “Offering Memorandum”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Offering Memorandum.

Pool 1 Offers

CUSIP Numbers	Title of Security (collectively, the “Pool 1 Existing Notes”)	Principal Amount Outstanding	Acceptance Priority Level(1)	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (bps)(2)
11134LAJ8 (144A) U1108LAE9 (Reg S) 11134LAK5	2.200% Senior Notes, due 1/15/2021, issued by Broadcom Corporation	$398,870,000	1	0.125% due April 30, 2022	FIT1	60
11135FAA9 (144A) U1109MAA4 (Reg S)	3.125% Senior Notes, due 4/15/2021, issued by Broadcom Inc.	$725,841,000	2	0.125% due April 30, 2022	FIT1	80
11134LAC3 (144A) U1108LAB5 (Reg S) 11134LAD1	3.000% Senior Notes, due 1/15/2022, issued by Broadcom Corporation	$1,138,974,000	3	0.125% due April 30, 2022	FIT1	85
12673PAH8	3.600% Senior Notes, due 8/15/2022, issued by CA, Inc.	$500,000,000	4	0.125% due April 30, 2022	FIT1	140
11135FAC5 (144A) U1109MAC0 (Reg S)	3.125% Senior Notes, due 10/15/2022 issued by Broadcom Inc.	$1,500,000,000	5	0.125% due April 30, 2022	FIT1	115

(1)

The Pool 1 Existing Notes will be accepted in accordance with the acceptance priority levels set forth in this table. All Pool 1 Existing Notes tendered for exchange in the Pool 1 Offers at or prior to the Early Participation Date will have priority over any Pool 1 Existing Notes that are tendered for exchange after the Early Participation Date.

(2)

Eligible Holders who validly tender Pool 1 Existing Notes after the Early Participation Date but at or prior to the Expiration Date will be eligible to receive an amount of New 2026 Notes equal to the Total Consideration (as defined below) less the “Early Participant Payment” of $50 (payable in New 2026 Notes) for each $1,000 principal amount of Pool 1 Existing Notes validly tendered and not validly withdrawn.

Pool 2 Offers

CUSIP Numbers	Title of Security (collectively, the “Pool 2 Existing Notes”)	Principal Amount Outstanding	Acceptance Priority Level(1)	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (bps)(2)
11134LAE9 (144A) U1108LAC3 (Reg S) 11134LAF6	3.625% Senior Notes, due 1/15/2024, issued by Broadcom Corporation	$2,500,000,000	1	0.375% due April 30, 2025	FIT1	170
11135FAD3 (144A) U1109MAD8 (Reg S)	3.625% Senior Notes, due 10/15/2024, issued by Broadcom Inc.	$2,000,000,000	2	0.375% due April 30, 2025	FIT1	175

(1)

The Pool 2 Existing Notes will be accepted in accordance with the acceptance priority levels set forth in this table. All Pool 2 Existing Notes tendered for exchange in the Pool 2 Offers at or prior to the Early Participation Date will have priority over any Pool 2 Existing Notes that are tendered for exchange after the Early Participation Date.

(2)

Eligible Holders who validly tender Pool 2 Existing Notes after the Early Participation Date but at or prior to the Expiration Date will be eligible to receive an amount of New 2028 Notes equal to the Total Consideration less the “Early Participant Payment” of $50 (payable in New 2028 Notes) for each $1,000 principal amount of Pool 2 Existing Notes validly tendered and not validly withdrawn.

Set forth below is a table summarizing certain material terms of the New Notes to be issued in the Exchange Offers:

Title of Series	Maturity Date	Aggregate Principal Amount of Existing Notes To Be Accepted for Exchange	Reference Security	Spread to Reference Security (bps)
New 2026 Notes	September 15, 2026	An amount of Pool 1 Existing Notes such that the aggregate principal amount of New 2026 Notes issued does not exceed $2,200,000,000	0.375% due April 30, 2025	310
New 2028 Notes	September 15, 2028	An amount of Pool 2 Existing Notes such that the aggregate principal amount of New 2028 Notes issued does not exceed $3,750,000,000	1.500% due February 15, 2030	340

The aggregate principal amount of New 2026 Notes to be issued pursuant to the Exchange Offers will be subject to a maximum amount of $2,200,000,000 aggregate principal amount, and the aggregate principal amount of New 2028 Notes to be issued pursuant to the Exchange Offers will be subject to a maximum amount of $3,750,000,000 aggregate principal amount.

The following is a summary of certain key elements of the planned Exchange Offers:

•	The Exchange Offers will expire at 12:00 midnight, New York City time, at the end of June 2, 2020, unless extended by the Company (the “Expiration Date”).

•

The applicable “Total Consideration,” as calculated in accordance with the formula set forth in Annex A to the Offering Memorandum, for each $1,000 principal amount of Existing Notes tendered and accepted for exchange by the Company will equal the discounted value of the remaining payments of principal and interest through the maturity on par call date, as applicable, of the applicable series of Existing Notes (excluding accrued and unpaid interest to, but not including, the applicable Settlement Date, using a yield equal to the sum of (i) the bid-side yield on the applicable Reference UST Security (as set forth in the tables above with respect to such series of Existing Notes) as calculated in accordance with standard market practice, as of 11:00 a.m. New York City time on May 19, 2020 (such date and time, the “Pricing Time”), as displayed on the Bloomberg Government Pricing Monitor pages listed in the tables set forth above with respect to such series of Existing Notes and (ii) the Fixed Spread as set forth in the tables above with respect to such series of Existing Notes.

•

The Company will pay interest on the New 2026 Notes at a rate per annum equal to (a) the yield, calculated in accordance with standard market practice, that corresponds to the bid-side price of the 0.375% United States Treasury due April 30, 2025 as of the Pricing Time as displayed on the Bloomberg Government Pricing Monitor page FIT1 (or any recognized quotation source selected by the Company in its sole discretion if such quotation report is not available or is manifestly erroneous), plus (b) a fixed spread of 310 basis points.

•

The Company will pay interest on the New 2028 Notes at a rate per annum equal to (a) the yield, calculated in accordance with standard market practice, that corresponds to the bid-side price of the 1.500% United States Treasury due February 15, 2030 as of the Pricing Time as displayed on the Bloomberg Government Pricing Monitor page FIT1 (or any recognized quotation source selected by the Company in its sole discretion if such quotation report is not available or is manifestly erroneous), plus (b) a fixed spread of 340 basis points.

•

The Total Consideration will include an “Early Participant Payment” in an amount of $50 (payable in applicable New Notes) for each $1,000 principal amount of each series of Existing Notes tendered and accepted.

•

The Total Consideration or the Exchange Consideration, as applicable, for each $1,000 principal amount of the Existing Notes, will be payable in New Notes as further described in the Offering Documents.

•

Assuming the Company elects to have an early settlement, settlement for Existing Notes tendered at or prior to the Early Participation Date and accepted by the Company is expected to be May 21, 2020, unless extended by the Company (the “Early Settlement Date”). Settlement for Existing Notes tendered and accepted after the Early Participation Date is expected to be June 4, 2020, unless extended by the Company (the “Final Settlement Date”).

•

Eligible holders who validly tender and who do not validly withdraw their Existing Notes at or prior to 5:00 p.m., New York City time, on May 18, 2020, unless extended by the Company (the “Early Participation Date”), and whose tenders are accepted for exchange by the Company, will receive the Total Consideration for each $1,000 principal amount of Existing Notes.

•

Eligible holders who validly tender Existing Notes after the Early Participation Date but prior to the Expiration Date, and whose Existing Notes are accepted for exchange by the Company, will receive the “Exchange Consideration,” which is the Total Consideration minus the Early Participant Payment.

•

All Eligible Holders whose Existing Notes are accepted in an Exchange Offer will receive a cash payment equal to accrued and unpaid interest on such Existing Notes to, but not including, the applicable Settlement Date in addition to their Total Consideration or Exchange Consideration, as applicable.

•

Tenders of Existing Notes in the Exchange Offers may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on May 18, 2020, unless extended by the Company (the “Withdrawal Deadline”), but will thereafter be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law.

•

Consummation of the Exchange Offers is subject to a number of conditions, including, among other things, the issuance of at least $500,000,000 aggregate principal amount of each series of New Notes and, the Company’s determination that New Notes issued on the Final Settlement Date, if any, will be treated as part of the same issue as the relevant New Notes for U.S. federal income tax purposes.

•	The Company will not receive any cash proceeds from the Exchange Offers.

If and when issued, the New Notes will not have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Company will enter into a registration rights agreement with respect to the New Notes. The New Notes will be unsecured obligations of the Company and will rank pari passu with all other unsecured and unsubordinated indebtedness of the Company.

The Exchange Offers are only made, and copies of the documents relating to the Exchange Offers will only be made available, to a holder of Existing Notes who has certified in an eligibility certification certain matters to the Company, including its status as a “qualified institutional buyer” as defined in Rule 144A under the Securities Act or who is a person other than a “U.S. person” as defined in Rule 902 under the Securities Act. Holders of Existing Notes who desire access to the electronic eligibility form should contact D.F. King & Co., Inc., the information agent (the “Information Agent”) for the Exchange Offers, at (866) 416-0577 (U.S. Toll-free) or (212) 269-5550 (Collect). Holders that wish to receive the Offering Documents can certify eligibility on the eligibility website at: http://www.dfking.com/broadcom. In connection with the Exchange Offers, Barclays Capital Inc. and Credit Suisse Securities (USA) Inc. are acting as dealer managers (collectively, the “Dealer Managers”). Questions or requests for assistance in relation to the Exchange Offers may be directed to the Dealer Managers at the addresses and telephone numbers set forth below.

The Dealer Managers

Barclays

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Liability Management Group

U.S. Toll Free: (800) 438-3242

Collect: (212) 528-7581

Credit Suisse

11 Madison Avenue

New York, New York 10010

Attention: Liability Management Group

U.S. Toll Free: (800) 820-1653

Collect: (212) 325-2476

The Information and Tender Agent

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Attention: Andrew Beck

Banks and Brokers call: (212) 269-5550

Toll-free: (866) 416-0577

This news release does not constitute an offer or an invitation by the Company to participate in the Exchange Offers in any jurisdiction in which it is unlawful to make such an offer or solicitation in such jurisdiction. None of Broadcom, the Information Agent or the Dealer Managers makes any recommendation as to whether any eligible holders should participate in the applicable Exchange Offer, and no one has been authorized by any of them to make such a recommendation. Eligible holders must make their own decisions as to whether to exchange their Existing Notes, and if so, the principal amount of such Existing Notes to be exchanged.

About Broadcom Inc.

Broadcom Inc., a Delaware corporation headquartered in San Jose, CA, is a global technology leader that designs, develops and supplies a broad range of semiconductor and infrastructure software solutions. Broadcom’s category-leading product portfolio serves critical markets including data center, networking, enterprise software, broadband, wireless, storage and industrial. Our solutions include data center networking and storage, enterprise, mainframe and cyber security software focused on automation, monitoring and security, smartphone components, telecoms and factory automation.

Cautionary Note Regarding Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict”, “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the Company’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with: our acquisition of Symantec Corporation’s Enterprise Security business (“Symantec Business”), including (1) potential difficulties in employee retention, (2) unexpected costs, charges or expenses, and (3) our ability to successfully integrate the Symantec Business and achieve the anticipated benefits of the transaction; any loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturing and outsourced supply chain; our dependency on a limited number of suppliers; global economic conditions and concerns; international political and economic conditions; any acquisitions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired businesses with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected by such acquisitions, including our recent acquisition of the Symantec Business; government regulations and trade restrictions; our significant indebtedness and the need to generate sufficient cash flows to service and repay such debt; dependence on and risks associated with distributors and resellers of our products; dependence on senior management and our ability to attract and retain qualified personnel; involvement in legal or administrative proceedings; quarterly and annual fluctuations in operating results; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; cyclicality in the semiconductor industry or in our target markets; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of any design wins; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities, warehouses or other significant operations; our ability to improve our manufacturing efficiency and quality; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; compatibility of our software products with operating environments, platforms or third-party products; our ability to enter into satisfactory software license agreements; sales to our government clients; availability of third party software used in our products; use of open source code sources in our products; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; market acceptance of the end products into which our products are designed; our ability to sell to new types of customers and to keep pace with technological advances; our compliance with privacy and data security laws; our ability to protect against a breach of security systems; changes in accounting standards; fluctuations in foreign exchange rates; our provision for income taxes and overall cash tax costs, legislation that may impact our overall cash tax costs and our ability to maintain tax concessions in certain jurisdictions; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Many of the foregoing risks and uncertainties are, and will be, exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result.

Our filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. Actual results may vary from the estimates provided. We undertake no intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.

Contact:

Broadcom Inc.

Beatrice F. Russotto

Investor Relations

408-433-8000

investor.relations@broadcom.com